UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-00116

The Investment Company of America

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

Laurie D. Neat

The Investment Company of America

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

We don’t invest
in the market, we
invest in individual
companies.

Special feature page 8

ICA The Investment Company of America® Annual report for the year ended December 31, 2016

ICA seeks to achieve long-term growth of capital and income.

The Investment Company of America is one of more than 40 funds offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For more than 85 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

See page 5 for Class A share results with relevant sales charges deducted. For other share class results, visit americanfunds.com and americanfundsretirement.com.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of January 31, 2017, reflecting the 5.75% maximum sales charge and calculated in accordance with the U.S. Securities and Exchange Commission formula, was 1.70%.

Investing outside the United States may be subject to risks, such as currency fluctuations, political instability, differing securities regulations and periods of illiquidity. Global diversification can help reduce these risks. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Special feature
8	There are always reasons to not invest, but a managed portfolio can help gauge the appropriate response.

Contents
1	Letter to investors
4	The value of a long-term perspective
14	Summary investment portfolio
18	Financial statements
38	Board of trustees and other officers

Fellow investors:

The U.S. stock market advanced — supported by an improving U.S. economy — despite an economic slowdown in China, the U.K. vote to exit the European Union and a surprising U.S. presidential election. The Investment Company of America gained 14.59% for the 12-month period ended December 31, 2016, with distributions reinvested. We are pleased to report that this outpaced the unmanaged Standard & Poor’s 500 Composite Index (a market capitalization-weighted index based on the results of 500 widely held common stocks), which returned 11.96% during the same time period.

For the 20 years ended December 31, 2016, ICA posted an average annual total return of 8.41% with distributions reinvested, compared with 7.68% by the S&P 500. Over its 83-year history, ICA has had an average annual total return of 12.10% at net asset value with distributions reinvested, compared with 10.80% by the S&P 500.

U.S. growth has only gotten stronger

The U.S. economy continues to strengthen. The unemployment rate has been trimmed in recent years, and gross domestic product growth has been encouraging, as evidenced by the 3.5% annualized real GDP growth in the third quarter.

Two major geopolitical events made headlines as the U.K. voted to exit the European Union and the U.S. elected a political outsider to become president. While each result introduced a level of uncertainty, stock markets were less affected than many investors had predicted.

The U.S. Federal Reserve raised interest rates for the second time in 12 months after almost 10 years of no hikes. This is further confirmation that the U.S. economy is strengthening as it gains more of its own momentum.

In overseas markets, the euro zone still struggles with slow growth amid a surge in widespread populist sentiments demonstrated by polling and election results. China’s growth rate has slowed, and it is unclear when it may kick into higher gear given challenging debt levels and inefficiencies in many large state-owned enterprises.

Strong stock selection across the board

Early in the year, the stock market drew strength from income-oriented stocks, such as consumer staples and utilities, that generate steady cash flows. After the U.S. election, hope that the new administration would spur growth in the industrial economy benefited a different set of sectors — such as financials and industrials. ICA had strong stock selection during both parts of the year.

Ten of the 11 sectors of the market were positive relative contributors to the fund’s results. These results highlight the breadth of our global research, and our effective stock picking in this period.

Energy and materials stocks were among the strongest as oil and commodities saw significant price recovery during the year. This recovery helped many industrials companies, highlighted by the fund’s eighth-largest holding, Union Pacific, which rose 32.58%.

The Investment Company of America	1

2016 results at a glance

Year ended December 31, 2016 (with all distributions reinvested)

	ICA	Standard & Poor’s 500
	(Class A shares)	Composite Index*
Income return	2.07%	2.26%
Capital return	12.52	9.70
Total return	14.59%	11.96%

*	Source: S&P Dow Jones Indices LLC. The S&P 500 is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

Dividends and capital gain distributions paid in 2016

	Per Class A share	Payment date
Income dividends	$0.145	March 18
	0.145	June 17
	0.145	September 16
	0.250	December 19
	$0.685

Capital gain distributions	$1.300	December 19

Expense ratios and portfolio turnover rates1

Year ended December 31, 2016

	Expense ratio	Portfolio turnover rate
ICA	0.59%	25%
Industry average[2]	1.08%	49%

[1]	The expense ratio is the annual percentage of net assets used to pay fund expenses. The ratio shown is for Class A shares as of the prospectus dated March 1, 2017 (unaudited). The portfolio turnover rate is a measure of how often securities are bought and sold by a fund.
[2]	Source: Thomson Reuters Lipper. Lipper Growth & Income Funds Average (industry average expense ratio based on statistics for front-end load funds, excluding funds of funds, for the most recent fiscal year-ends available as of 12/31/16).

Health care was mixed as the threat of more stringent regulation over pricing permeated pharmaceutical firms. The fund’s largest holding, AbbVie, increased 5.71% in part due to the strong sales of its rheumatoid arthritis drug, Humira, and an important acquisition. Amgen, the second-largest holding, dipped 9.93% because of sales struggles and a pipeline failure. Within information technology, fifth-largest holding Oracle rose 5.26% and Texas Instruments, the seventh-largest holding, gained 33.13%.

The fund paid investors a total of about $0.69 a share in income dividends and $1.30 in capital gains for the period.

We remain focused on the long term

There are many uncertainties with the new Trump administration in economically important areas such as taxes, regulation and trade agreements. We will, of course, monitor how these policies may impact the stock market and individual companies. But when markets become less driven by interest rates and central bank intervention, which has been the case the past number of years, then individual stock-picking — a longtime strength of Capital Group — becomes much more important.

Stock valuations are above average, which means we have to continue to be careful when we exercise investment judgment. We are still finding companies at good valuations, however, and will be ready to add to positions when we find them attractive and, alternatively, to trim positions when prospects seem less encouraging. This is a hallmark of good active management.

2	The Investment Company of America

Our approach of continuing to look closely at the fundamentals of each and every company, and to make judgments about valuation and long-term growth prospects, has been beneficial to our investors.

There always have been reasons to not invest, but we hope our approach to “buy and hold” investing has helped our investors persevere through uncertainty. We invite you to read our feature on page 8, which highlights our philosophy and showcases our strengths.

We thank you for your confidence in our time-tested approach and look forward to reporting to you again in six months.

Cordially,

James B. Lovelace
Vice Chairman

Donald D. O’Neal
President

February 9, 2017

For current information about the fund, visit americanfunds.com.

The New Geography of Investing®

Where a company does business can be more important than where it’s located. Here’s a look at The Investment Company of America’s portfolio in terms of where its equity holdings earn their revenue. The charts below show the countries and regions in which the fund’s equity investments are located, and where the revenue comes from.

Equity portion breakdown by domicile (%)

	Region	Fund	Index
■	United States	88%	100%
■	Canada	3	—
■	Europe	6	—
■	Japan	1	—
■	Asia-Pacific ex. Japan	—	—
■	Emerging markets	2	—
	Total	100%	100%

Equity portion breakdown by revenue (%)

	Region	Fund	Index
■	United States	55%	63%
■	Canada	4	2
■	Europe	14	12
■	Japan	3	2
■	Asia-Pacific ex. Japan	2	1
■	Emerging markets	22	20
	Total	100%	100%

Compared with the S&P 500 as a percent of net assets. All figures include convertible securities.

Source: Capital Group (as of December 31, 2016).

The Investment Company of America	3

The value of a long-term perspective (1934–2016)

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 8.5% prior to July 1, 1988.
[3]	Includes dividends of $29,823,007 and capital gain distributions of $60,050,869 reinvested in the years 1936 to 2016.
[4]	Source: S&P Dow Jones Indices LLC. The S&P 500 is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
[5]	Includes reinvested capital gain distributions of $6,907,080, but does not reflect income dividends of $3,570,380 taken in cash.
[6]	Fund expense percentages do not reflect a fee waiver and are provided as additional information. They should not be subtracted from any other figure on the table because all fund results already reflect their effect.

4	The Investment Company of America

The Investment Company of America	5

6	The Investment Company of America

The Investment Company of America	7

There are always reasons to not invest, but a managed portfolio can help gauge the appropriate response.

8	The Investment Company of America

Unpredictable events can cause uncertainty, and stock markets loathe uncertainty. This past year was marked by two surprising, landmark votes — the U.K. decision to exit the European Union and the U.S. election of a political newcomer as president. There was no shortage of other geopolitical stressors such as terrorist attacks in European cities and the conflict in Syria.

There are always reasons to not invest. Current events could become seismic occurrences that provoke an emotional response in investors to sell, but often a more measured and patient response is warranted to reap long-term gains.

A professionally managed portfolio such as The Investment Company of America is intended to help investors distinguish when events might be short term scenarios with minimal effects, or structural shifts with longer lasting consequences.

What components have led ICA to be a prudent investment for the long term for over 80 years?

Experienced investment professionals

The eight portfolio managers of ICA represent a total of 225 years* of investing experience ranging from 21 to 37 years per person. The long tenure not only reflects a career commitment to our long-term philosophy but also means that each portfolio manager has gained experience throughout various types of markets and investing cycles. Their experience can help put into perspective major events that could make an investor focus on the short term.

A presidential election year, for example, is often perceived as having a more negative impact on stocks than an average year. In fact, dating back to 1936, such years have averaged an annual increase of 11.9% for ICA. Of those 21 elections, the fund experienced negative results in only two years — 1940 and 2008 (as shown in the sidebar on page 10). ICA’s portfolio managers have the benefit of having invested throughout many election years and can use that experience to weigh investor anxiety.

Presidential election years and ICA’s result

November’s presidential election result was predicted by many to cause a stock market shock. “Many people anticipated that a big surprise in the election would cause a 10% sell-off, but it didn’t,” says Don O’Neal, a portfolio manager on ICA for 25 years. There was less historical precedent, if any, regarding the Brexit referendum vote and what that would mean for the euro-zone economy and stock markets. “Brexit presaged economic disaster in Europe to many, but that market rose instead,” recalls Don.

“There was a sell-off as people were saying this Brexit vote can’t be good, then people went back to their day-to-day business so the markets recovered,” says portfolio manager Jim Lovelace, who also has been a portfolio manager with the fund for 25 years.

Fund results shown are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Don O’Neal

32 years of investment experience

“Many people anticipated that a big surprise in the election would cause a 10% sell-off, but it didn’t.”

*	Portfolio manager years of experience as of March 1, 2017.

The Investment Company of America	9

“There’s still the uncertainty about the future of Brexit, with the real effects playing out over time. So while the negotiations may result in an exit agreement, the real consequences won’t be known for years.” But like other geopolitical storms that our investment professionals have weathered, this process will be monitored by them as it unfolds over time.

How do our portfolio managers evaluate an event or prediction to determine the appropriate action for the ICA portfolio?

“I ask myself two questions when I see negative predictions. One, ‘How fundamentally negative is this really — is this a sea change in negativity or just a temporary setback?’” says Don. “And, two, ‘What is already priced into the market regarding this event?’ Because if we’re talking about it, the market has assigned an expectation. If a negative event already has been discounted, then the event may not have the effect that some fear.”

The Federal Reserve’s interest rate hike in December provides an example. “While many feared that an increase in rates would cause the market to decline, this rate hike was followed by a rise in the market,” says Don.

Fundamental research and active management

Since the fund’s inception in 1934, the investment professionals of ICA have applied principles based on fundamental company-by-company research — meeting with and evaluating management, identifying stocks at attractive valuations and keeping a long-term focus.

“Our basic philosophy is of fundamental analysis, visiting with management and investing in a single stock at a time,” says Jim. “None of us invest in sectors. We may talk about a sector to discuss what happened, but our style is to invest in a company and make investment decisions one company at a time.”

This active style of investing has provided ICA with what we view as distinct advantages. For instance, index fund managers only need to maintain the appropriate portfolio holdings to match the index results — a method known as passive management. Through the decades — and many challenging environments — ICA’s active management has provided advantages over index investing.

ICA’s returns have exceeded the unmanaged Standard & Poor’s 500 Composite Index in 63% of five-year periods, 65% of 10-year periods, 76% of 20-year periods and 97% of 30-year periods as shown in the sidebar on page 12. The active management of ICA has added value over time, delivering greater returns consistently over decades.

We view active management as having other advantages over passive investing. Passive investing involves mirroring an index and its companies — the good as

ICA’s presidential election year total returns

Despite the perception that election years are detrimental to investments, 19 of the past 21 election years have reaped positive returns for ICA.

10	The Investment Company of America

well as the bad — whereas active investing involves the constant search for the best investments. Also, contrary to active management, investors in an index fund are “all in” on one theme. An S&P 500 index fund, for example, has continuous domestic stock exposure without any cash holdings for capital preservation, a purposeful dividend component, or any international flexibility.

“Most investors aren’t going to be as good as investment professionals at watching each and every day, drawing from deep experience, and adjusting their portfolios in real time,” says Don. “We believe our professional active management record is good because it’s always incumbent on us to do the best we can, and we have a culture and systems to help us achieve that.”

A balanced, diversified portfolio with dividends

One way to manage potential risk is by maintaining a broadly diversified portfolio that holds assets in companies across many different industries. ICA has exposure to all 11 sectors of the U.S. economy, with the flexibility to invest internationally. For several recent quarters, the energy sector struggled, in part, because of the low price of oil. Yet, this past year saw a solid recovery in many energy stocks. Broad diversification can take advantage of such a rebound and our investment professionals were able to identify companies that might benefit from that recovery.

ICA has tremendous diversification thanks in part to its eight portfolio managers and a research portfolio that enables investment analysts to own their top conviction stocks. Joyce Gordon, a portfolio manager with 37 years of investment experience, sees her balanced portfolio as a positive factor in a more volatile investing environment. “It helps take the highs and lows out of the market swings,” says Joyce. She also tends to not invest in “high flyers,” which are stocks that may realize remarkable growth, but also can be unstable. “Typically the kinds of companies I invest in tend to be less volatile, so even in a more volatile stock market, my portfolio tends to be calmer than the overall market.”

Another vital component of ICA’s growth-and-income investment approach is the dividend. A stock’s dividend generates income over the long term that helps to improve total return, manage risk and lessen volatility. ICA is focused on companies that are growing, and on the power of a company with a growing dividend. Companies that not only pay dividends but have shown sustainable dividend increases have been successful investments.

While the contribution of dividends in the short term is easily overshadowed by price change volatility, “The real power of dividends comes from their accumulation over time, and this is especially true for investments where the dividend is growing,” says Jim. “Dividends can help insulate a portfolio during down markets. Income is a form of return, but it’s also a form of risk management because dividends are always positive.”

“Dividends show a couple of things,” continues Joyce. “First, that the company is strong enough to pay them and grow them, which means they have the underlying earnings to support it, and second, that the company really ‘gets it.’ They understand that we’re not just shareholders — we’re partners in owning the company — and they have to return some of that capital back to shareholders. This keeps a discipline on management to focus on what’s important and which types of deals are best for the bottom line.”

A long-term orientation

Essential to the investment philosophy of ICA is an alignment with investor success over the long term. Decisions are based on a long-term focus, and incentives for investment professionals are heavily influenced by results over five- and eight-year periods, as opposed to the quarterly or yearly metrics of other firms.

Jim Lovelace

35 years of investment experience

“We may talk about a sector to discuss what happened, but our style is to invest in a company and make investment decisions one company at a time.”

The Investment Company of America	11

“A thread through everything we do is a long-term orientation,” says Don. “So many other firms are focused on what’s happening this quarter, and we try to think about what will happen over the next three to five years — and beyond — in an industry and with a company.”

“There are definitely times when you say, ‘I wish I had sold,’ such as in 2007,” says Jim. “But the biggest problem with that approach is you never know when it’s time to be reinvested. It is usually a time when it’s darkest, and it is difficult to know when that is.”

Indeed, missing even just a few days over a period of years can have a significant impact on an investor’s long-term results. If you look at the sidebar on the opposite page, you’ll see that missing out on the

The Investment Company of America’s active advantage

Rolling monthly periods ended 12/31/16

■	Percentage of time ICA outpaced the S&P 500
■	Average of ICA annualized returns for all rolling monthly periods (%)
■	Average of index annualized returns for all rolling monthly periods (%)

S&P source: S&P Dow Jones Indices LLC. The S&P 500 is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

Fund results shown are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

12	The Investment Company of America

best 10 days in the past decade would have resulted in a loss of 20.2% of an original $10,000 investment.

“If you wait for all the clouds to clear, you usually find the markets higher,” says Jim, “and when it really looks bleak, the market is already down. When it’s not so straightforward, it’s difficult to buy — and that’s a real challenge in the business.”

There remains no lack of investment opportunities going forward

The gross domestic product of the U.S. is around $18 trillion — more than one-fifth of the world’s GDP. This figure represents over 320 million people needing goods and services, such as houses and cars, high-tech equipment and health care products, as well as energy to power vehicles, businesses and machinery.

This is a large opportunity that presents superior long-term prospects for ICA and its shareholders. The investment professionals of ICA believe they are able to identify many good companies that have favorable valuations and solid long-term growth potential.

“I can always find really interesting investment opportunities for the fund, despite others’ fear of a market decline due to some big, scary event somewhere,” says Joyce. “When it comes down to it, we’re not buying the market, we’re investing in individual companies — and I still see a lot of good opportunities out there.” ■

The perils of market timing

The biggest potential pitfall in trying to time the stock market is missing the days it has strongly positive returns. In fact, if you had missed the market’s 10 best days over the past decade, you would have lost over 20% of your original investment.

Value of a hypothetical $10,000 investment in the S&P 500 over 10 years

(12/31/06–12/31/16)

S&P source: S&P Dow Jones Indices LLC. The S&P 500 is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

Joyce Gordon

37 years of investment experience

“When it comes down to it, we’re not buying the market, we’re investing in individual companies — and I still see a lot of good opportunities out there.”

The Investment Company of America	13

Summary investment portfolio December 31, 2016

Industry sector diversification	Percent of net assets

Common stocks 91.19%	Shares	Value (000)
Energy 10.21%
Canadian Natural Resources, Ltd.	26,258,000	$836,837
Chevron Corp.	4,500,000	529,650
ConocoPhillips	11,182,699	560,701
EOG Resources, Inc.	6,397,200	646,757
Exxon Mobil Corp.	7,820,535	705,881
Halliburton Co.	18,584,576	1,005,240
Noble Energy, Inc.	16,675,100	634,654
Suncor Energy Inc.	20,252,746	662,195
TOTAL SA1	9,370,871	478,362
Other securities		2,102,755
		8,163,032

Materials 5.15%
Dow Chemical Co.	11,475,000	656,599
Freeport-McMoRan Inc.[2,3]	71,019,145	936,743
Other securities		2,521,674
		4,115,016

Industrials 8.81%
Boeing Co.	4,032,200	627,733
General Dynamics Corp.	6,361,200	1,098,325
General Electric Co.	29,165,000	921,614
Illinois ToolWorks Inc.	5,450,000	667,407
Union Pacific Corp.	13,816,568	1,432,502
Other securities		2,299,924
		7,047,505

Consumer discretionary 10.41%
Amazon.com, Inc.[2]	2,055,600	1,541,433
Home Depot, Inc.	6,620,000	887,610
Las Vegas Sands Corp.	15,227,000	813,274
Twenty-First Century Fox, Inc., Class A	22,318,715	625,817
Viacom Inc., Class B	13,525,760	474,754
Other securities		3,983,434
		8,326,322

Consumer staples 11.17%
Altria Group, Inc.	20,455,000	1,383,167
Coca-Cola Co.	16,679,484	691,531
Kraft Heinz Co.	6,124,722	534,811
Kroger Co.	29,968,000	1,034,196
Philip Morris International Inc.	20,497,424	1,875,309
Other securities		3,416,145
		8,935,159

14	The Investment Company of America

		Value
	Shares	(000)
Health care 13.78%
AbbVie Inc.	52,524,710	$3,289,097
Amgen Inc.	15,375,978	2,248,122
Medtronic PLC	10,025,000	714,081
Stryker Corp.	6,521,765	781,373
UnitedHealth Group Inc.	6,295,997	1,007,611
Other securities		2,980,110
		11,020,394

Financials 9.64%
American International Group, Inc.	20,238,000	1,321,744
Berkshire Hathaway Inc., Class B2	4,800,000	782,304
Citigroup Inc.	9,672,000	574,807
JPMorgan Chase & Co.	10,402,000	897,589
Prudential Financial, Inc.	5,583,712	581,041
Wells Fargo & Co.	10,833,100	597,012
Other securities		2,949,848
		7,704,345

Information technology 15.50%
Accenture PLC, Class A	9,595,000	1,123,862
Alphabet Inc., Class A2	556,330	440,864
Alphabet Inc., Class C2	826,059	637,569
Apple Inc.	8,858,961	1,026,045
Broadcom Ltd.	5,964,704	1,054,381
Intel Corp.	30,058,000	1,090,203
Microsoft Corp.	12,447,100	773,463
Oracle Corp.	41,932,300	1,612,297
Texas Instruments Inc.	20,790,773	1,517,103
Western Union Co.[3]	35,700,000	775,404
Other securities		2,346,697
		12,397,888

Telecommunication services 3.48%
AT&T Inc.	12,432,734	528,764
Verizon Communications Inc.	37,141,795	1,982,629
Other securities		270,578
		2,781,971

Utilities 1.89%
Dominion Resources, Inc.	7,723,824	591,568
Other securities		917,973
		1,509,541

Real estate 0.52%
Other securities		411,475

Miscellaneous 0.63%
Other common stocks in initial period of acquisition		501,623

Total common stocks (cost: $48,767,968,000)		72,914,271

Convertible stocks 0.18%
Energy 0.18%
Other securities		146,251

Total convertible stocks (cost: $144,999,000)		146,251

Bonds, notes & other debt instruments 0.18%	Principal amount (000)
U.S. Treasury bonds & notes 0.18%
U.S. Treasury 0.88%–1.63% 2017–2026	$153,875	143,792

Total bonds, notes & other debt instruments (cost: $154,714,000)		143,792

The Investment Company of America	15

Short-term securities 8.22%	Principal amount (000)	Value (000)
Apple Inc. 0.52%–0.64% due 1/9/2017–2/6/2017[4]	$95,000	$94,957
Coca-Cola Co. 0.66%–0.79% due 1/25/2017–3/16/2017[4]	174,750	174,561
ExxonMobil Corp. 0.73% due 2/21/2017–2/23/2017	96,600	96,494
Federal Home Loan Bank 0.30%–0.55% due 1/4/2017–5/15/2017	3,440,900	3,439,449
Freddie Mac 0.45%–0.60% due 1/4/2017–5/15/2017	579,400	578,995
Microsoft Corp. 0.61%–0.77% due 1/10/2017–2/14/2017[4]	175,000	174,942
U.S. Treasury Bills 0.33%–0.53% due 1/19/2017–3/23/2017	935,200	934,705
Other securities		1,077,746

Total short-term securities (cost: $6,571,575,000)		6,571,849
Total investment securities 99.77% (cost: $55,639,256,000)		79,776,163
Other assets less liabilities 0.23%		187,774

Net assets 100.00%		$79,963,937

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $170,081,000.

			Contract amount		Unrealized appreciation (depreciation)
			Receive	Deliver	at 12/31/2016
	Settlement date	Counterparty	(000)	(000)	(000)
Sales:
Euros	1/10/2017	Barclays Bank PLC	$71,849	€66,546	$1,749
Euros	1/23/2017	Bank of America, N.A.	$27,501	€26,335	(258)
					$1,491

16	The Investment Company of America

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on such holdings and related transactions during the year ended December 31, 2016, appear below.

						Value of
					Dividend	affiliates at
	Beginning			Ending	income	12/31/2016
	shares	Additions	Reductions	shares	(000)	(000)
Freeport-McMoRan Inc.[2]	22,941,000	48,728,145	650,000	71,019,145	$—	$936,743
Western Union Co.	35,700,000	—	—	35,700,000	22,848	775,404
Avon Products, Inc.[2]	23,520,341	1,973,100	—	25,493,441	—	128,487
					$22,848	$1,840,634

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $5,879,229,000, which represented 7.35% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[4]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $1,081,234,000, which represented 1.35% of the net assets of the fund.

Key to symbol

€ = Euros

See Notes to Financial Statements

The Investment Company of America	17

Financial statements

Statement of assets and liabilities

at December 31, 2016	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $54,048,304)	$77,935,529
Affiliated issuers (cost: $1,590,952)	1,840,634		$79,776,163
Cash			157,320
Cash denominated in currencies other than U.S. dollars (cost: $3,956)			3,956
Unrealized appreciation on open forward currency contracts			1,749
Receivables for:
Sales of investments	4,553
Sales of fund’s shares	111,343
Dividends and interest	107,699
Other	—	*	223,595
			80,162,783
Liabilities:
Unrealized depreciation on open forward currency contracts			258
Payables for:
Purchases of investments	28,254
Repurchases of fund’s shares	123,719
Investment advisory services	16,134
Services provided by related parties	19,920
Trustees’ deferred compensation	7,170
Other	3,391		198,588
Net assets at December 31, 2016			$79,963,937

Net assets consist of:
Capital paid in on shares of beneficial interest			$55,153,476
Undistributed net investment income			327,483
Undistributed net realized gain			344,735
Net unrealized appreciation			24,138,243
Net assets at December 31, 2016			$79,963,937

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —

unlimited shares authorized (2,208,430 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$58,402,320	1,612,046	$36.23
Class B	40,790	1,126	36.21
Class C	1,709,613	47,639	35.89
Class F-1	1,972,427	54,567	36.15
Class F-2	4,358,690	120,358	36.21
Class 529-A	2,351,228	65,042	36.15
Class 529-B	6,347	175	36.26
Class 529-C	504,531	14,003	36.03
Class 529-E	83,866	2,327	36.04
Class 529-F-1	70,089	1,941	36.11
Class R-1	84,841	2,359	35.97
Class R-2	653,380	18,143	36.01
Class R-2E	15,632	432	36.15
Class R-3	950,665	26,329	36.11
Class R-4	1,518,559	42,024	36.14
Class R-5E	2,703	75	36.20
Class R-5	261,615	7,222	36.22
Class R-6	6,976,641	192,622	36.22

*	Amount less than one thousand.

See Notes to Financial Statements

18	The Investment Company of America

Statement of operations

for the year ended December 31, 2016	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $20,990; also includes $22,848 from affiliates)	$1,810,888
Interest	31,937	$1,842,825
Fees and expenses*:
Investment advisory services	179,094
Distribution services	176,243
Transfer agent services	72,008
Administrative services	15,046
Reports to shareholders	2,562
Registration statement and prospectus	1,500
Trustees’ compensation	910
Auditing and legal	368
Custodian	881
Other	2,441	451,053
Net investment income		1,391,772

Net realized gain and unrealized appreciation:
Net realized gain on:
Investments (includes $16,350 net loss from affiliates)	2,874,486
Forward currency contracts	18,298
Currency transactions	540	2,893,324
Net unrealized appreciation on:
Investments	6,036,671
Forward currency contracts	1,491
Currency translations	129	6,038,291
Net realized gain and unrealized appreciation		8,931,615

Net increase in net assets resulting from operations		$10,323,387

*	Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

Statements of changes in net assets

	Year ended December 31
	2016	2015
Operations:
Net investment income	$1,391,772	$1,326,090
Net realized gain	2,893,324	5,035,483
Net unrealized appreciation (depreciation)	6,038,291	(7,421,546)
Net increase (decrease) in net assets resulting from operations	10,323,387	(1,059,973)

Dividends and distributions paid to shareholders:
Dividends from net investment income	(1,456,141)	(1,243,682)
Distributions from net realized gain on investments	(2,762,984)	(5,083,682)
Total dividends and distributions paid to shareholders	(4,219,125)	(6,327,364)

Net capital share transactions	1,970,385	3,820,897

Total increase (decrease) in net assets	8,074,647	(3,566,440)

Net assets:
Beginning of year	71,889,290	75,455,730
End of year (including undistributed net investment income: $327,483 and $377,600, respectively)	$79,963,937	$71,889,290

See Notes to Financial Statements

The Investment Company of America	19

Notes to financial statements

1. Organization

The Investment Company of America (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital and income.

The fund has 18 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Contingent deferred sales charge upon
Share class	Initial sales charge	redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Cash — Cash includes amounts held in an interest bearing deposit facility.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

20	The Investment Company of America

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related

The Investment Company of America	21

corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of December 31, 2016 (dollars in thousands):

	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Energy	$7,055,185	$1,107,847	$—	$8,163,032
Materials	3,170,202	944,814	—	4,115,016
Industrials	7,047,505	—	—	7,047,505
Consumer discretionary	7,907,674	418,648	—	8,326,322
Consumer staples	8,344,777	590,382	—	8,935,159
Health care	10,268,799	751,595	—	11,020,394
Financials	6,805,497	898,848	—	7,704,345
Information technology	11,674,228	723,660	—	12,397,888
Telecommunication services	2,603,417	178,554	—	2,781,971
Utilities	1,509,541	—	—	1,509,541
Real estate	411,475	—	—	411,475
Miscellaneous	236,742	264,881	—	501,623
Convertible stocks	146,251	—	—	146,251
Bonds, notes & other debt instruments	—	143,792	—	143,792
Short-term securities	—	6,571,849	—	6,571,849
Total	$67,181,293	$12,594,870	$—	$79,776,163

22	The Investment Company of America

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$1,749	$—	$1,749
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(258)	—	(258)
Total	$—	$1,491	$—	$1,491

*	Securities with a value of $5,879,229,000, which represented 7.35% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

The Investment Company of America	23

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations.

The following tables present the financial statement impacts resulting from the fund’s use of forward currency contracts as of, or for the year ended, December 31, 2016 (dollars in thousands):

		Assets		Liabilities
Contract	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$1,749	Unrealized depreciation on open forward currency contracts	$258

		Net realized gain		Net unrealized appreciation
Contract	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized gain on forward currency contracts	$18,298	Net unrealized appreciation on forward currency contracts	$1,491

Collateral — The fund participates in a collateral program due to its use of forward currency contracts. The program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of December 31, 2016, if close-out netting was exercised (dollars in thousands):

		Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral	amount
Assets:
Barclays Bank PLC	$1,749	$—	$(1,749)	$—	$—
Liabilities:
Bank of America, N.A.	$258	$—	$—	$—	$258

*	Non-cash collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

24	The Investment Company of America

As of and during the period ended December 31, 2016, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2013 and by state tax authorities for tax years before 2012.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; cost of investments sold; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended December 31, 2016, the fund reclassified $130,000 from undistributed net investment income to capital paid in on shares of beneficial interest, $14,382,000 from undistributed net realized gain to undistributed net investment income and $129,479,000 from undistributed net realized gain to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of December 31, 2016, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Undistributed ordinary income	$334,653
Gross unrealized appreciation on investment securities	25,851,069
Gross unrealized depreciation on investment securities	(1,367,936)
Net unrealized appreciation on investment securities	24,483,133
Cost of investment securities	55,293,030

The Investment Company of America	25

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended December 31, 2016			Year ended December 31, 2015
			Total				Total
			dividends and				dividends and
	Ordinary	Long-term	distributions	Ordinary		Long-term	distributions
Share class	income	capital gains	paid	income		capital gains	paid
Class A	$1,088,281	$2,022,348	$3,110,629	$964,849		$3,872,351	$4,837,200
Class B	713	1,418	2,131	1,713		11,723	13,436
Class C	18,879	59,383	78,262	15,215		116,413	131,628
Class F-1	37,434	68,861	106,295	40,913		174,320	215,233
Class F-2	70,153	147,599	217,752	35,900		137,282	173,182
Class 529-A	41,156	81,201	122,357	34,966		150,267	185,233
Class 529-B	95	220	315	227		1,850	2,077
Class 529-C	5,213	17,504	22,717	4,033		33,720	37,753
Class 529-E	1,293	2,910	4,203	1,090		5,525	6,615
Class 529-F-1	1,364	2,437	3,801	1,135		4,356	5,491
Class R-1	945	2,971	3,916	775		5,916	6,691
Class R-2	7,203	22,729	29,932	6,268		45,710	51,978
Class R-2E	159	535	694	2		27	29
Class R-3	14,290	33,001	47,291	11,961		61,045	73,006
Class R-4	22,334	52,454	74,788	16,551		69,289	85,840
Class R-5E*	19	92	111	—	†	1	1
Class R-5	12,206	9,024	21,230	15,178		53,155	68,333
Class R-6	134,404	238,297	372,701	92,906		340,732	433,638
Total	$1,456,141	$2,762,984	$4,219,125	$1,243,682		$5,083,682	$6,327,364

*	Class R-5E shares were offered beginning November 20, 2015.
†	Amount less than one thousand.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.390% on the first $1 billion of daily net assets and decreasing to 0.219% on such assets in excess of $89 billion. For the year ended December 31, 2016, the investment advisory services fee was $179,094,000, which was equivalent to an annualized rate of 0.238% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior

26	The Investment Company of America

15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of December 31, 2016, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. From January 1, 2016 to June 30, 2016, the quarterly fee was based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.05% on such assets in excess of $70 billion. Effective July 1, 2016, the quarterly fee was amended to annual rates of 0.10% on the first $20 billion of the net assets invested in the Class 529 shares of the American Funds, 0.05% on such assets between $20 billion and $100 billion, and 0.03% on such assets over $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

For the year ended December 31, 2016, class-specific expenses under the agreements were as follows (dollars in thousands):

	Distribution	Transfer agent	Administrative		529 plan
Share class	services	services	services		services
Class A	$130,729	$56,475	$5,636		Not applicable
Class B	936	114	Not applicable		Not applicable
Class C	16,446	1,644	827		Not applicable
Class F-1	5,042	2,859	1,012		Not applicable
Class F-2	Not applicable	3,363	1,545		Not applicable
Class 529-A	4,992	1,829	1,110		$1,747
Class 529-B	150	18	8		12
Class 529-C	4,773	424	242		382
Class 529-E	398	38	40		63
Class 529-F-1	—	54	33		51
Class R-1	829	85	42		Not applicable
Class R-2	4,710	2,218	316		Not applicable
Class R-2E	54	17	4		Not applicable
Class R-3	4,474	1,429	450		Not applicable
Class R-4	2,710	1,065	544		Not applicable
Class R-5E	Not applicable	1	—	*	Not applicable
Class R-5	Not applicable	337	326		Not applicable
Class R-6	Not applicable	38	2,911		Not applicable
Total class-specific expenses	$176,243	$72,008	$15,046		$2,255

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other

The Investment Company of America	27

American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $910,000 in the fund’s statement of operations reflects $419,000 in current fees (either paid in cash or deferred) and a net increase of $491,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Security transactions with related funds — The fund may purchase from, or sell securities to, other CRMC-managed funds (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

8. Warrants

As of December 31, 2016, the fund had warrants outstanding which may be exercised at any time for the purchase of 818,231 Class A shares at approximately $5.24 per share. If these warrants had been exercised as of December 31, 2016, the net asset value of each share class would have been reduced by less than $0.02 per share. No warrants were exercised during the year ended December 31, 2016, or the prior fiscal year ended December 31, 2015.

9. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

			Reinvestments of				Net (decrease)
	Sales[1]		dividends and distributions		Repurchases[1]		increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2016

Class A	$3,130,470	89,151	$3,021,559	83,552	$(7,085,990)	(200,596)	$(933,961)	(27,893)
Class B	1,073	31	2,122	59	(126,874)	(3,647)	(123,679)	(3,557)
Class C	296,294	8,513	77,384	2,152	(432,638)	(12,466)	(58,960)	(1,801)
Class F-1	366,869	10,528	103,809	2,880	(1,127,014)	(32,676)	(656,336)	(19,268)
Class F-2	2,842,236	80,184	199,219	5,496	(848,535)	(23,771)	2,192,920	61,909
Class 529-A	206,104	5,874	122,314	3,388	(291,003)	(8,256)	37,415	1,006
Class 529-B	228	7	315	9	(20,144)	(578)	(19,601)	(562)
Class 529-C	45,532	1,303	22,713	629	(78,386)	(2,237)	(10,141)	(305)
Class 529-E	7,067	202	4,203	117	(11,962)	(341)	(692)	(22)
Class 529-F-1	14,690	419	3,800	105	(14,431)	(408)	4,059	116
Class R-1	12,272	351	3,912	109	(20,668)	(593)	(4,484)	(133)
Class R-2	136,587	3,913	29,914	829	(201,039)	(5,788)	(34,538)	(1,046)
Class R-2E	15,306	441	694	19	(1,663)	(48)	14,337	412
Class R-3	194,517	5,553	47,246	1,308	(224,270)	(6,401)	17,493	460
Class R-4	596,687	16,903	74,711	2,066	(226,252)	(6,476)	445,146	12,493
Class R-5E	2,601	72	111	3	(29)	—	2,683	75
Class R-5	106,278	3,025	21,219	594	(672,058)	(19,021)	(544,561)	(15,402)
Class R-6	1,545,651	43,968	372,701	10,305	(275,067)	(7,787)	1,643,285	46,486
Total net increase (decrease)	$9,520,462	270,438	$4,107,946	113,620	$(11,658,023)	(331,090)	$1,970,385	52,968

28	The Investment Company of America

				Reinvestments of				Net (decrease)
	Sales[1]			dividends and distributions		Repurchases[1]		increase
Share class	Amount	Shares		Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2015

Class A	$3,254,687	88,779		$4,700,777	140,518	$(6,027,281)	(165,181)	$1,928,183	64,116
Class B	2,578	70		13,368	400	(151,682)	(4,122)	(135,736)	(3,652)
Class C	312,217	8,583		129,974	3,940	(412,026)	(11,321)	30,165	1,202
Class F-1	462,170	12,580		211,394	6,336	(478,800)	(13,127)	194,764	5,789
Class F-2	617,068	16,784		146,792	4,395	(372,889)	(10,255)	390,971	10,924
Class 529-A	194,197	5,307		185,157	5,549	(262,431)	(7,182)	116,923	3,674
Class 529-B	755	21		2,077	62	(23,954)	(652)	(21,122)	(569)
Class 529-C	44,579	1,223		37,744	1,140	(66,679)	(1,831)	15,644	532
Class 529-E	6,841	187		6,614	199	(9,919)	(272)	3,536	114
Class 529-F-1	12,826	351		5,491	164	(12,674)	(350)	5,643	165
Class R-1	14,057	385		6,682	202	(23,185)	(636)	(2,446)	(49)
Class R-2	140,340	3,851		51,935	1,568	(210,894)	(5,805)	(18,619)	(386)
Class R-2E	657	18		28	1	(10)	— [2]	675	19
Class R-3	186,975	5,123		72,898	2,189	(246,074)	(6,752)	13,799	560
Class R-4	214,087	5,876		85,822	2,572	(215,586)	(5,887)	84,323	2,561
Class R-5E3	10	—	[2]	—	—	—	—	10	— [2]
Class R-5	110,628	3,022		68,311	2,039	(167,879)	(4,561)	11,060	500
Class R-6	1,247,966	34,173		433,638	12,978	(478,480)	(13,237)	1,203,124	33,914
Total net increase (decrease)	$6,822,638	186,333		$6,158,702	184,252	$(9,160,443)	(251,171)	$3,820,897	119,414

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class R-5E shares were offered beginning November 20, 2015.

10. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $17,262,797,000 and $21,518,416,000, respectively, during the year ended December 31, 2016.

The Investment Company of America	29

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income to average net assets[2]
Class A:
Year ended 12/31/2016	$33.37	$.65	$4.20	$4.85	$(.69)	$(1.30)	$(1.99)	$36.23	14.59%	$58,402	.59%	1.86%
Year ended 12/31/2015	37.08	.66	(1.24)	(.58)	(.62)	(2.51)	(3.13)	33.37	(1.44)	54,725	.58	1.79
Year ended 12/31/2014	36.70	.85	3.60	4.45	(.73)	(3.34)	(4.07)	37.08	12.09	58,430	.59	2.21
Year ended 12/31/2013	30.16	.61	9.07	9.68	(.63)	(2.51)	(3.14)	36.70	32.42	55,032	.61	1.76
Year ended 12/31/2012	27.09	.60	3.61	4.21	(.72)	(.42)	(1.14)	30.16	15.60	44,501	.62	2.02
Class B:
Year ended 12/31/2016	33.29	.39	4.17	4.56	(.34)	(1.30)	(1.64)	36.21	13.71	41	1.36	1.12
Year ended 12/31/2015	36.97	.37	(1.23)	(.86)	(.31)	(2.51)	(2.82)	33.29	(2.20)	156	1.34	1.00
Year ended 12/31/2014	36.58	.58	3.56	4.14	(.41)	(3.34)	(3.75)	36.97	11.26	308	1.34	1.52
Year ended 12/31/2013	30.06	.34	9.04	9.38	(.35)	(2.51)	(2.86)	36.58	31.42	461	1.37	1.00
Year ended 12/31/2012	26.99	.37	3.60	3.97	(.48)	(.42)	(.90)	30.06	14.74	552	1.38	1.25
Class C:
Year ended 12/31/2016	33.08	.37	4.14	4.51	(.40)	(1.30)	(1.70)	35.89	13.70	1,710	1.39	1.06
Year ended 12/31/2015	36.77	.36	(1.22)	(.86)	(.32)	(2.51)	(2.83)	33.08	(2.24)	1,635	1.39	.98
Year ended 12/31/2014	36.42	.54	3.56	4.10	(.41)	(3.34)	(3.75)	36.77	11.20	1,774	1.39	1.41
Year ended 12/31/2013	29.95	.33	9.00	9.33	(.35)	(2.51)	(2.86)	36.42	31.36	1,791	1.41	.95
Year ended 12/31/2012	26.90	.36	3.59	3.95	(.48)	(.42)	(.90)	29.95	14.70	1,620	1.43	1.21
Class F-1:
Year ended 12/31/2016	33.30	.62	4.18	4.80	(.65)	(1.30)	(1.95)	36.15	14.48	1,972	.69	1.78
Year ended 12/31/2015	37.01	.62	(1.23)	(.61)	(.59)	(2.51)	(3.10)	33.30	(1.53)	2,459	.67	1.70
Year ended 12/31/2014	36.63	.82	3.59	4.41	(.69)	(3.34)	(4.03)	37.01	12.02	2,518	.67	2.13
Year ended 12/31/2013	30.11	.58	9.06	9.64	(.61)	(2.51)	(3.12)	36.63	32.32	2,366	.68	1.68
Year ended 12/31/2012	27.04	.58	3.62	4.20	(.71)	(.42)	(1.13)	30.11	15.58	1,842	.67	1.98
Class F-2:
Year ended 12/31/2016	33.36	.71	4.19	4.90	(.75)	(1.30)	(2.05)	36.21	14.78	4,359	.41	2.02
Year ended 12/31/2015	37.07	.72	(1.23)	(.51)	(.69)	(2.51)	(3.20)	33.36	(1.26)	1,950	.41	1.97
Year ended 12/31/2014	36.69	.90	3.62	4.52	(.80)	(3.34)	(4.14)	37.07	12.31	1,762	.39	2.32
Year ended 12/31/2013	30.15	.68	9.07	9.75	(.70)	(2.51)	(3.21)	36.69	32.69	1,107	.41	1.96
Year ended 12/31/2012	27.08	.67	3.61	4.28	(.79)	(.42)	(1.21)	30.15	15.86	770	.40	2.25
Class 529-A:
Year ended 12/31/2016	33.30	.62	4.18	4.80	(.65)	(1.30)	(1.95)	36.15	14.49	2,351	.68	1.77
Year ended 12/31/2015	37.01	.62	(1.24)	(.62)	(.58)	(2.51)	(3.09)	33.30	(1.55)	2,132	.69	1.68
Year ended 12/31/2014	36.64	.81	3.58	4.39	(.68)	(3.34)	(4.02)	37.01	11.97	2,234	.69	2.10
Year ended 12/31/2013	30.11	.57	9.07	9.64	(.60)	(2.51)	(3.11)	36.64	32.32	2,030	.71	1.66
Year ended 12/31/2012	27.05	.57	3.60	4.17	(.69)	(.42)	(1.11)	30.11	15.47	1,562	.72	1.93
Class 529-B:
Year ended 12/31/2016	33.32	.34	4.18	4.52	(.28)	(1.30)	(1.58)	36.26	13.58	6	1.48	1.00
Year ended 12/31/2015	36.99	.32	(1.22)	(.90)	(.26)	(2.51)	(2.77)	33.32	(2.32)	24	1.47	.87
Year ended 12/31/2014	36.60	.53	3.56	4.09	(.36)	(3.34)	(3.70)	36.99	11.10	48	1.47	1.38
Year ended 12/31/2013	30.07	.30	9.04	9.34	(.30)	(2.51)	(2.81)	36.60	31.27	70	1.50	.87
Year ended 12/31/2012	27.00	.33	3.60	3.93	(.44)	(.42)	(.86)	30.07	14.58	81	1.52	1.12

30	The Investment Company of America

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income to average net assets[2]
Class 529-C:
Year ended 12/31/2016	$33.20	$.35	$4.16	$4.51	$(.38)	$(1.30)	$(1.68)	$36.03	13.61%	$504		1.45%		1.00%
Year ended 12/31/2015	36.90	.33	(1.22)	(.89)	(.30)	(2.51)	(2.81)	33.20	(2.31)	475		1.46		.91
Year ended 12/31/2014	36.54	.51	3.58	4.09	(.39)	(3.34)	(3.73)	36.90	11.13	509		1.46		1.33
Year ended 12/31/2013	30.04	.30	9.04	9.34	(.33)	(2.51)	(2.84)	36.54	31.29	471		1.49		.88
Year ended 12/31/2012	26.99	.34	3.59	3.93	(.46)	(.42)	(.88)	30.04	14.59	372		1.50		1.14

Class 529-E:
Year ended 12/31/2016	33.21	.53	4.17	4.70	(.57)	(1.30)	(1.87)	36.04	14.20	84		.92		1.53
Year ended 12/31/2015	36.91	.53	(1.23)	(.70)	(.49)	(2.51)	(3.00)	33.21	(1.77)	78		.93		1.44
Year ended 12/31/2014	36.55	.71	3.58	4.29	(.59)	(3.34)	(3.93)	36.91	11.70	82		.93		1.86
Year ended 12/31/2013	30.05	.49	9.03	9.52	(.51)	(2.51)	(3.02)	36.55	31.96	77		.95		1.41
Year ended 12/31/2012	26.99	.49	3.61	4.10	(.62)	(.42)	(1.04)	30.05	15.23	61		.97		1.68

Class 529-F-1:
Year ended 12/31/2016	33.27	.70	4.17	4.87	(.73)	(1.30)	(2.03)	36.11	14.73	70		.46		1.99
Year ended 12/31/2015	36.98	.70	(1.24)	(.54)	(.66)	(2.51)	(3.17)	33.27	(1.32)	61		.47		1.91
Year ended 12/31/2014	36.61	.89	3.59	4.48	(.77)	(3.34)	(4.11)	36.98	12.23	61		.46		2.32
Year ended 12/31/2013	30.09	.65	9.05	9.70	(.67)	(2.51)	(3.18)	36.61	32.59	51		.49		1.88
Year ended 12/31/2012	27.03	.63	3.61	4.24	(.76)	(.42)	(1.18)	30.09	15.74	37		.50		2.15

Class R-1:
Year ended 12/31/2016	33.15	.37	4.15	4.52	(.40)	(1.30)	(1.70)	35.97	13.66	85		1.40		1.05
Year ended 12/31/2015	36.84	.35	(1.21)	(.86)	(.32)	(2.51)	(2.83)	33.15	(2.22)	83		1.40		.97
Year ended 12/31/2014	36.49	.54	3.56	4.10	(.41)	(3.34)	(3.75)	36.84	11.19	94		1.40		1.40
Year ended 12/31/2013	30.01	.33	9.01	9.34	(.35)	(2.51)	(2.86)	36.49	31.36	87		1.40		.96
Year ended 12/31/2012	26.95	.36	3.60	3.96	(.48)	(.42)	(.90)	30.01	14.74	73		1.41		1.23

Class R-2:
Year ended 12/31/2016	33.18	.37	4.16	4.53	(.40)	(1.30)	(1.70)	36.01	13.68	653		1.39		1.06
Year ended 12/31/2015	36.88	.37	(1.23)	(.86)	(.33)	(2.51)	(2.84)	33.18	(2.21)	637		1.36		1.01
Year ended 12/31/2014	36.53	.55	3.56	4.11	(.42)	(3.34)	(3.76)	36.88	11.20	722		1.37		1.43
Year ended 12/31/2013	30.03	.34	9.04	9.38	(.37)	(2.51)	(2.88)	36.53	31.45	698		1.36		1.00
Year ended 12/31/2012	26.98	.37	3.59	3.96	(.49)	(.42)	(.91)	30.03	14.70	584		1.40		1.25

Class R-2E:
Year ended 12/31/2016	33.33	.47	4.19	4.66	(.54)	(1.30)	(1.84)	36.15	14.03	16		1.09		1.32
Year ended 12/31/2015	37.06	.51	(1.23)	(.72)	(.50)	(2.51)	(3.01)	33.33	(1.83)	1		1.04		1.48
Period from 8/29/2014 to 12/31/2014[4,5]	40.36	.25	.25	.50	(.46)	(3.34)	(3.80)	37.06	1.08 [6,7]	—	[8]	.23	[6,7]	.62	[6,7]

Class R-3:
Year ended 12/31/2016	33.27	.52	4.18	4.70	(.56)	(1.30)	(1.86)	36.11	14.17	951		.95		1.50
Year ended 12/31/2015	36.97	.52	(1.23)	(.71)	(.48)	(2.51)	(2.99)	33.27	(1.79)	860		.95		1.41
Year ended 12/31/2014	36.60	.71	3.58	4.29	(.58)	(3.34)	(3.92)	36.97	11.68	936		.96		1.83
Year ended 12/31/2013	30.09	.48	9.05	9.53	(.51)	(2.51)	(3.02)	36.60	31.94	912		.96		1.40
Year ended 12/31/2012	27.03	.49	3.60	4.09	(.61)	(.42)	(1.03)	30.09	15.19	743		.98		1.67

See page 32 for footnotes.

The Investment Company of America	31

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income to average net assets[2]
Class R-4:
Year ended 12/31/2016	$33.29	$.63	$4.19	$4.82	$(.67)	$(1.30)	$(1.97)	$36.14	14.55%	$1,518		.64%		1.80%
Year ended 12/31/2015	37.00	.63	(1.23)	(.60)	(.60)	(2.51)	(3.11)	33.29	(1.50)	983		.64		1.73
Year ended 12/31/2014	36.63	.83	3.58	4.41	(.70)	(3.34)	(4.04)	37.00	12.02	998		.65		2.15
Year ended 12/31/2013	30.11	.59	9.06	9.65	(.62)	(2.51)	(3.13)	36.63	32.37	909		.65		1.72
Year ended 12/31/2012	27.04	.59	3.61	4.20	(.71)	(.42)	(1.13)	30.11	15.60	705		.65		2.00

Class R-5E:
Year ended 12/31/2016	33.36	.62	4.24	4.86	(.72)	(1.30)	(2.02)	36.20	14.69	3		.43		1.71
Period from 11/20/2015 to 12/31/2015[4,9]	36.83	.07	(1.08)	(1.01)	(.21)	(2.25)	(2.46)	33.36	(2.64)[6]	—	[8]	.05	[6]	.20	[6]

Class R-5:
Year ended 12/31/2016	33.36	.74	4.18	4.92	(.76)	(1.30)	(2.06)	36.22	14.85	262		.35		2.12
Year ended 12/31/2015	37.07	.74	(1.23)	(.49)	(.71)	(2.51)	(3.22)	33.36	(1.20)	755		.35		2.02
Year ended 12/31/2014	36.69	.96	3.58	4.54	(.82)	(3.34)	(4.16)	37.07	12.36	820		.35		2.50
Year ended 12/31/2013	30.15	.70	9.07	9.77	(.72)	(2.51)	(3.23)	36.69	32.77	854		.35		2.02
Year ended 12/31/2012	27.08	.68	3.61	4.29	(.80)	(.42)	(1.22)	30.15	15.92	697		.35		2.28

Class R-6:
Year ended 12/31/2016	33.36	.75	4.20	4.95	(.79)	(1.30)	(2.09)	36.22	14.92	6,977		.30		2.14
Year ended 12/31/2015	37.07	.76	(1.24)	(.48)	(.72)	(2.51)	(3.23)	33.36	(1.15)	4,875		.30		2.08
Year ended 12/31/2014	36.69	.95	3.61	4.56	(.84)	(3.34)	(4.18)	37.07	12.41	4,160		.30		2.45
Year ended 12/31/2013	30.15	.71	9.08	9.79	(.74)	(2.51)	(3.25)	36.69	32.84	3,005		.30		2.07
Year ended 12/31/2012	27.08	.69	3.62	4.31	(.82)	(.42)	(1.24)	30.15	15.98	2,995		.30		2.34

	Year ended December 31
	2016	2015	2014	2013	2012
Portfolio turnover rate for all share classes	25%	30%	29%	24%	21%

[1]	Based on average shares outstanding.
[2]	For the year ended December 31, 2014, this column reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the Class A net investment income per share and ratio of net income to average net assets would have been lower by $.20 and .52 percentage points, respectively. The impact to the other share classes would have been similar.
[3]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[4]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[5]	Class R-2E shares were offered beginning August 29, 2014.
[6]	Not annualized.
[7]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Certain fees (including, where applicable, fees for distribution services) are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[8]	Amount less than $1 million.
[9]	Class R-5E shares were offered beginning November 20, 2015.

See Notes to Financial Statements

32	The Investment Company of America

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of The Investment Company of America:

We have audited the accompanying statement of assets and liabilities of The Investment Company of America (the “Fund”), including the summary investment portfolio, as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Investment Company of America as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California

February 9, 2017

The Investment Company of America	33

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2016, through December 31, 2016).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

34	The Investment Company of America

	Beginning	Ending
	account value	account value	Expenses paid	Annualized
	7/1/2016	12/31/2016	during period*	expense ratio
Class A - actual return	$1,000.00	$1,069.69	$3.08	.59%
Class A - assumed 5% return	1,000.00	1,022.23	3.01	.59
Class B - actual return	1,000.00	1,065.37	7.03	1.35
Class B - assumed 5% return	1,000.00	1,018.40	6.87	1.35
Class C - actual return	1,000.00	1,065.50	7.18	1.38
Class C - assumed 5% return	1,000.00	1,018.25	7.02	1.38
Class F-1 - actual return	1,000.00	1,069.43	3.55	.68
Class F-1 - assumed 5% return	1,000.00	1,021.78	3.47	.68
Class F-2 - actual return	1,000.00	1,070.48	2.09	.40
Class F-2 - assumed 5% return	1,000.00	1,023.19	2.04	.40
Class 529-A - actual return	1,000.00	1,069.43	3.49	.67
Class 529-A - assumed 5% return	1,000.00	1,021.83	3.41	.67
Class 529-B - actual return	1,000.00	1,065.21	7.60	1.46
Class 529-B - assumed 5% return	1,000.00	1,017.85	7.43	1.46
Class 529-C - actual return	1,000.00	1,065.26	7.44	1.43
Class 529-C - assumed 5% return	1,000.00	1,018.00	7.27	1.43
Class 529-E - actual return	1,000.00	1,067.79	4.69	.90
Class 529-E - assumed 5% return	1,000.00	1,020.67	4.58	.90
Class 529-F-1 - actual return	1,000.00	1,070.41	2.30	.44
Class 529-F-1 - assumed 5% return	1,000.00	1,022.99	2.24	.44
Class R-1 - actual return	1,000.00	1,065.32	7.34	1.41
Class R-1 - assumed 5% return	1,000.00	1,018.10	7.17	1.41
Class R-2 - actual return	1,000.00	1,065.21	7.29	1.40
Class R-2 - assumed 5% return	1,000.00	1,018.15	7.12	1.40
Class R-2E - actual return	1,000.00	1,067.00	5.68	1.09
Class R-2E - assumed 5% return	1,000.00	1,019.71	5.55	1.09
Class R-3 - actual return	1,000.00	1,067.77	4.95	.95
Class R-3 - assumed 5% return	1,000.00	1,020.42	4.84	.95
Class R-4 - actual return	1,000.00	1,069.45	3.39	.65
Class R-4 - assumed 5% return	1,000.00	1,021.93	3.31	.65
Class R-5E - actual return	1,000.00	1,070.29	2.24	.43
Class R-5E - assumed 5% return	1,000.00	1,023.04	2.19	.43
Class R-5 - actual return	1,000.00	1,070.88	1.88	.36
Class R-5 - assumed 5% return	1,000.00	1,023.39	1.84	.36
Class R-6 - actual return	1,000.00	1,071.35	1.51	.29
Class R-6 - assumed 5% return	1,000.00	1,023.74	1.48	.29

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

The Investment Company of America	35

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended December 31, 2016:

Long-term capital gains	$2,892,462,000
Qualified dividend income	100%
Corporate dividends received deduction	100%
U.S. government income that may be exempt from state taxation	$9,602,000

Individual shareholders should refer to their Form 1099 or other tax information, which was mailed in January 2017, to determine the calendar year amounts to be included on their 2016 tax returns. Shareholders should consult their tax advisors.

36	The Investment Company of America

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The Investment Company of America	37

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Louise H. Bryson, 1944	1999	Chair Emerita of the Board of Trustees, J. Paul Getty Trust; former President, Distribution, Lifetime Entertainment Network (retired 2008); former Executive Vice President and General Manager, Lifetime Movie Network (retired 2008)	7	None
Mary Anne Dolan, 1947	2000	Founder and President, MAD Ink (communications company)	10	None
James G. Ellis, 1947	2008	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	81	Mercury General Corporation
Leonard R. Fuller, 1946	2002	Private investor; former President and CEO, Fuller Consulting (financial management consulting)	81	None
Pablo R. González Guajardo, 1967	2015	CEO, Kimberly-Clark de México, S.A.B. de C.V.	7	Kimberly-Clark de México, S.A.B. de C.V.; América Móvil, S.A.B. de C.V.; Grupo Sanborns, S.A.B. de C.V.; Grupo Lala, S.A.B. de C.V.
William D. Jones, 1955 Chairman of the Board (Independent and Non-Executive)	2010	Real estate developer/owner, President and CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in urban communities) and City Scene Management Company (provides commercial asset management services)	8	Sempra Energy
William H. Kling, 1942	2010	President Emeritus and former CEO, American Public Media	10	None
John C. Mazziotta, MD, PhD, 1949	2011	Physician; Professor of Neurology, University of California, Los Angeles; Vice Chancellor, UCLA Health Sciences; CEO, UCLA Health System; former Dean, David Geffen School of Medicine at UCLA; former Chair, Department of Neurology, UCLA; former Associate Director, Semel Institute, UCLA; former Director, Brain Mapping Center, UCLA	4	None
William R. McLaughlin, 1956	2015	President, The Orvis Company; former President and CEO, Select Comfort	4	None
Bailey Morris-Eck, 1944	1993	Director and Programming Chair, WYPR Baltimore/Washington (public radio station)	4	None

Interested trustees4,5

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
James B. Lovelace, 1956 Vice Chairman of the Board	1994	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, Capital Research and Management Company	2	None
Donald D. O’Neal, 1960 President	1994	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, Capital Research and Management Company	31	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

38	The Investment Company of America

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Christopher D. Buchbinder, 1971 Senior Vice President	2010	Partner — Capital Research Global Investors, Capital Research and Management Company
Joyce E. Gordon, 1956 Senior Vice President	1998	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, Capital Research and Management Company
Paul F. Roye, 1953 Senior Vice President	2008	Director, Capital Research and Management Company; Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company
Herbert Y. Poon, 1973 Vice President	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company
Jessica Chase Spaly, 1977 Vice President	2010	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[6]
Laurie D. Neat, 1971 Secretary	2016	Vice President — Fund Business Management Group, Capital Research and Management Company;
Vice President, Capital Guardian Trust Company;[6]
Assistant Vice President and Trust Officer, Capital Bank and Trust Company;[6]
		Assistant Vice President, Capital International, Inc.[6]
Brian D. Bullard, 1969 Treasurer	2008	Senior Vice President — Investment Operations, Capital Research and Management Company
Raymond F. Sullivan, Jr., 1957 Assistant Secretary	2008	Vice President — Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2011	Vice President — Investment Operations, Capital Research and Management Company
Hong T. Le, 1978 Assistant Treasurer	2016	Assistant Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

The Investment Company of America	39

Offices of the fund and of the investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

O’Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

40	The Investment Company of America

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete December 31, 2016, portfolio of The Investment Company of America’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

The Investment Company of America files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of The Investment Company of America, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2017, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

Standard & Poor’s 500 Composite Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2017 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC.

American Funds from Capital Group

The Capital AdvantageSM

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital SystemSM
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior long-term track record
Equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 95% of 20-year periods. Fixed income funds have beaten their Lipper indexes in 58% of 10-year periods and 58% of 20-year periods.[2] Fund management fees have been among the lowest in the industry.[3]

[1]	Portfolio manager experience as of December 31, 2015.
[2]	Based on Class A share results for rolling periods through December 31, 2015. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary.
[3]	On average, our management fees were in the lowest quintile 68% of the time, based on the 20-year period ended December 31, 2015, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that James G. Ellis, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2015	$103,000
2016	$113,000

b) Audit-Related Fees:
2015	$23,000
2016	$23,000

c) Tax Fees:
2015	$8,000
2016	$8,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2015	None
2016	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2015	$1,183,000
2016	$1,098,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2015	None
2016	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2015	$5,000
2016	None
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,489,000 for fiscal year 2015 and $1,275,000 for fiscal year 2016. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

The Investment Company of America®
Investment portfolio
December 31, 2016
Common stocks 91.19% Energy 10.21%	Shares	Value (000)
Apache Corp.	2,850,000	$180,890
BP PLC[1]	27,463,346	170,643
Canadian Natural Resources, Ltd.	26,258,000	836,837
Chesapeake Energy Corp.[2]	20,000,000	140,400
Chevron Corp.	4,500,000	529,650
Concho Resources Inc.[2]	2,798,000	371,015
ConocoPhillips	11,182,699	560,701
Eni SpA[1]	11,785,561	191,080
EOG Resources, Inc.	6,397,200	646,757
Exxon Mobil Corp.	7,820,535	705,881
Halliburton Co.	18,584,576	1,005,240
Kinder Morgan, Inc.	9,875,000	204,511
Noble Energy, Inc.	16,675,100	634,654
Range Resources Corp.	3,396,143	116,691
Royal Dutch Shell PLC, Class A1	596,446	16,435
Royal Dutch Shell PLC, Class A (ADR)	2,076,138	112,900
Royal Dutch Shell PLC, Class B1	8,807,417	251,327
Schlumberger Ltd.	1,700,000	142,715
Southwestern Energy Co.[2]	11,391,057	123,251
Spectra Energy Corp	1,968,773	80,897
Suncor Energy Inc.	20,252,746	662,195
TOTAL SA1	9,370,871	478,362
		8,163,032
Materials 5.15%
Agrium Inc.	1,300,000	130,673
Barrick Gold Corp.	1,725,000	27,566
BHP Billiton PLC[1]	28,419,000	449,335
Dow Chemical Co.	11,475,000	656,599
Freeport-McMoRan Inc.[2,3]	71,019,145	936,743
Glencore PLC[1,2]	91,254,000	306,713
International Flavors & Fragrances Inc.	2,629,853	309,876
Monsanto Co.	978,000	102,895
Praxair, Inc.	3,000,300	351,605
Rio Tinto PLC[1]	4,957,000	188,766
Vale SA, Class A, preferred nominative	13,576,300	97,358
Vale SA, Class A, preferred nominative (ADR)	50,251,430	346,232
Vale SA, ordinary nominative (ADR)	27,645,000	210,655
		4,115,016
Industrials 8.81%
Boeing Co.	4,032,200	627,733
C.H. Robinson Worldwide, Inc.	1,414,000	103,589
Caterpillar Inc.	2,605,000	241,588
CSX Corp.	13,008,000	467,377
Cummins Inc.	1,905,120	260,373
Emerson Electric Co.	1,800,000	100,350
The Investment Company of America — Page 1 of 6

Common stocks Industrials (continued)	Shares	Value (000)
General Dynamics Corp.	6,361,200	$1,098,325
General Electric Co.	29,165,000	921,614
Illinois Tool Works Inc.	5,450,000	667,407
Johnson Controls International PLC	2,927,000	120,563
Lockheed Martin Corp.	1,250,000	312,425
Nielsen Holdings PLC	6,417,800	269,227
Union Pacific Corp.	13,816,568	1,432,502
United Technologies Corp.	3,871,852	424,432
		7,047,505
Consumer discretionary 10.41%
Amazon.com, Inc.[2]	2,055,600	1,541,433
Comcast Corp., Class A	5,246,517	362,272
General Motors Co.	11,785,173	410,595
Hasbro, Inc.	2,245,000	174,638
Home Depot, Inc.	6,620,000	887,610
Kering SA1	397,000	89,001
Las Vegas Sands Corp.	15,227,000	813,274
Marriott International, Inc., Class A	2,236,700	184,930
McDonald’s Corp.	3,700,000	450,364
Netflix, Inc.[2]	2,052,800	254,137
NIKE, Inc., Class B	4,090,400	207,915
Omnicom Group Inc.	1,800,000	153,198
Priceline Group Inc.[2]	235,900	345,844
Time Warner Inc.	4,607,932	444,804
TJX Companies, Inc.	1,800,000	135,234
Toyota Motor Corp.[1]	4,000,000	233,518
Twenty-First Century Fox, Inc., Class A	22,318,715	625,817
Viacom Inc., Class B	13,525,760	474,754
WPP PLC[1]	4,300,000	96,129
Wyndham Worldwide Corp.	3,697,430	282,373
YUM! Brands, Inc.	2,502,474	158,482
		8,326,322
Consumer staples 11.17%
Anheuser-Busch InBev SA/NV [1]	557,497	58,876
Altria Group, Inc.	20,455,000	1,383,167
Avon Products, Inc.[2,3]	25,493,441	128,487
Coca-Cola Co.	16,679,484	691,531
Conagra Brands, Inc.	9,237,100	365,327
Costco Wholesale Corp.	1,100,000	176,121
General Mills, Inc.	3,920,000	242,138
Imperial Brands PLC[1]	6,035,000	262,533
J. M. Smucker Co.	600,000	76,836
Kellogg Co.	1,000,000	73,710
Kraft Heinz Co.	6,124,722	534,811
Kroger Co.	29,968,000	1,034,196
Lamb Weston Holdings, Inc.	3,636,699	137,649
Mead Johnson Nutrition Co.	4,217,115	298,403
Mondelez International, Inc.	9,875,000	437,759
Nestlé SA1	3,750,000	268,973
PepsiCo, Inc.	4,420,000	462,465
Philip Morris International Inc.	20,497,424	1,875,309
The Investment Company of America — Page 2 of 6

Common stocks Consumer staples (continued)	Shares	Value (000)
Procter & Gamble Co.	1,500,000	$126,120
Reynolds American Inc.	5,366,664	300,748
		8,935,159
Health care 13.78%
Abbott Laboratories	6,635,000	254,850
AbbVie Inc.	52,524,710	3,289,097
Alexion Pharmaceuticals, Inc.[2]	172,628	21,121
Amgen Inc.	15,375,978	2,248,122
Astellas Pharma Inc.[1]	12,100,000	167,721
Danaher Corp.	1,500,000	116,760
Express Scripts Holding Co.[2]	2,317,357	159,411
Gilead Sciences, Inc.	5,759,588	412,444
GlaxoSmithKline PLC[1]	3,140,000	59,965
Humana Inc.	1,125,000	229,534
Illumina, Inc.[2]	1,302,200	166,734
Johnson & Johnson	600,000	69,126
McKesson Corp.	2,389,700	335,634
Medtronic PLC	10,025,000	714,081
Merck & Co., Inc.	2,800,000	164,836
Novartis AG1	3,600,000	261,859
Perrigo Co. PLC	2,255,500	187,725
Stryker Corp.	6,521,765	781,373
Takeda Pharmaceutical Co. Ltd.[1]	6,345,000	262,050
Thermo Fisher Scientific Inc.	782,000	110,340
UnitedHealth Group Inc.	6,295,997	1,007,611
		11,020,394
Financials 9.64%
AIA Group Ltd.[1]	9,900,000	55,403
American International Group, Inc.	20,238,000	1,321,744
Bank of Montreal	2,322,759	167,064
Barclays PLC[1]	74,544,411	204,771
Berkshire Hathaway Inc., Class B2	4,800,000	782,304
BNP Paribas SA1	3,504,289	223,228
Capital One Financial Corp.	2,100,000	183,204
Citigroup Inc.	9,672,000	574,807
Fairfax Financial Holdings Ltd., subordinate voting	256,000	123,648
Goldman Sachs Group, Inc.	1,704,000	408,023
HSBC Holdings PLC (ADR)	1,549,479	62,258
HSBC Holdings PLC (GBP denominated)[1]	4,933,118	39,887
JPMorgan Chase & Co.	10,402,000	897,589
M&T Bank Corp.	594,155	92,944
Marsh & McLennan Companies, Inc.	2,000,000	135,180
Metlife, Inc.	4,151,981	223,750
Progressive Corp.	6,800,000	241,400
Prudential Financial, Inc.	5,583,712	581,041
Prudential PLC[1]	2,000,000	39,892
Société Générale[1]	3,915,000	192,190
U.S. Bancorp	8,050,000	413,529
UBS Group AG1	9,165,000	143,477
Wells Fargo & Co.	10,833,100	597,012
		7,704,345
The Investment Company of America — Page 3 of 6

Common stocks Information technology 15.50%	Shares	Value (000)
Accenture PLC, Class A	9,595,000	$1,123,862
Alphabet Inc., Class A2	556,330	440,864
Alphabet Inc., Class C2	826,059	637,569
Amphenol Corp., Class A	935,000	62,832
Apple Inc.	8,858,961	1,026,045
ASML Holding NV1	2,718,773	304,621
Broadcom Ltd.	5,964,704	1,054,381
Cisco Systems, Inc.	5,400,000	163,188
Intel Corp.	30,058,000	1,090,203
International Business Machines Corp.	1,100,000	182,589
Intuit Inc.	831,562	95,305
MasterCard Inc., Class A	1,000,000	103,250
Microsoft Corp.	12,447,100	773,463
Motorola Solutions, Inc.	1,756,794	145,620
Oracle Corp.	41,932,300	1,612,297
QUALCOMM Inc.	1,510,000	98,452
Quanta Computer Inc.[1]	20,331,000	37,829
salesforce.com, inc.[2]	1,895,000	129,732
Samsung Electronics Co., Ltd.[1]	258,000	381,210
Skyworks Solutions, Inc.	3,798,000	283,559
Texas Instruments Inc.	20,790,773	1,517,103
Visa Inc., Class A	1,500,000	117,030
Western Union Co.[3]	35,700,000	775,404
Xilinx, Inc.	4,000,000	241,480
		12,397,888
Telecommunication services 3.48%
AT&T Inc.	12,432,734	528,764
CenturyLink, Inc.	3,869,805	92,024
SoftBank Group Corp.[1]	1,017,000	67,140
Verizon Communications Inc.	37,141,795	1,982,629
Vodafone Group PLC[1]	45,300,000	111,414
		2,781,971
Utilities 1.89%
Dominion Resources, Inc.	7,723,824	591,568
Duke Energy Corp.	2,292,000	177,905
Exelon Corp.	12,700,000	450,723
NextEra Energy, Inc.	300,000	35,838
NRG Energy, Inc.	1,626,400	19,940
Sempra Energy	2,320,823	233,567
		1,509,541
Real estate 0.52%
American Tower Corp. REIT	1,000,000	105,680
Crown Castle International Corp. REIT	3,524,200	305,795
		411,475
Miscellaneous 0.63%
Other common stocks in initial period of acquisition		501,623
Total common stocks (cost: $48,767,968,000)		72,914,271
The Investment Company of America — Page 4 of 6

Convertible stocks 0.18% Energy 0.18%	Shares	Value (000)
Kinder Morgan Inc., Series A, depository share, convertible preferred 2018	1,200,000	$58,380
Southwestern Energy Co., Series B, 6.25% convertible preferred 2018	3,450,000	87,871
Total convertible stocks (cost: $144,999,000)		146,251
Bonds, notes & other debt instruments 0.18% U.S. Treasury bonds & notes 0.18% U.S. Treasury 0.18%	Principal amount (000)
U.S. Treasury 0.875% 2017	$4,175	4,179
U.S. Treasury 1.625% 2026	149,700	139,613
Total bonds, notes & other debt instruments (cost: $154,714,000)		143,792
Short-term securities 8.22%
Apple Inc. 0.52%–0.64% due 1/9/2017–2/6/2017[4]	95,000	94,957
Chevron Corp. 0.55%–0.67% due 1/19/2017–2/7/2017[4]	195,000	194,893
Ciesco LLC 1.04% due 3/15/2017[4]	32,700	32,640
Citibank, N.A. 0.94%–1.22% due 3/6/2017–6/1/2017	100,000	100,027
Coca-Cola Co. 0.66%–0.79% due 1/25/2017–3/16/2017[4]	174,750	174,561
Estée Lauder Companies Inc. 0.75% due 2/15/2017[4]	25,000	24,979
ExxonMobil Corp. 0.73% due 2/21/2017–2/23/2017	96,600	96,494
Fannie Mae 0.60% due 1/3/2017	100,000	100,000
Federal Farm Credit Banks 0.60% due 6/6/2017	25,000	24,933
Federal Home Loan Bank 0.30%–0.55% due 1/4/2017–5/15/2017	3,440,900	3,439,449
Freddie Mac 0.45%–0.60% due 1/4/2017–5/15/2017	579,400	578,995
Microsoft Corp. 0.61%–0.77% due 1/10/2017–2/14/2017[4]	175,000	174,942
National Rural Utilities Cooperative Finance Corp. 0.68% due 1/11/2017	40,000	39,993
Paccar Financial Corp. 0.60% due 1/18/2017	26,000	25,992
PepsiCo Inc. 0.64% due 1/30/2017[4]	30,000	29,986
Pfizer Inc. 0.74% due 3/10/2017[4]	50,000	49,935
Private Export Funding Corp. 0.72%–0.88% due 1/27/2017–3/22/2017[4]	75,000	74,925
Procter & Gamble Co. 0.51% due 1/11/2017[4]	50,000	49,993
Qualcomm Inc. 0.60%–0.80% due 1/24/2017–3/22/2017[4]	95,700	95,582
U.S. Treasury Bills 0.33%–0.53% due 1/19/2017–3/23/2017	935,200	934,705
United Parcel Service Inc. 0.65% due 1/23/2017[4]	33,900	33,888
Walt Disney Co. 0.71% due 2/22/2017[4]	50,000	49,953
Wells Fargo Bank, N.A. 0.90%–1.07% due 1/9/2017–4/19/2017	150,000	150,027
Total short-term securities (cost: $6,571,575,000)		6,571,849
Total investment securities 99.77% (cost: $55,639,256,000)		79,776,163
Other assets less liabilities 0.23%		187,774
Net assets 100.00%		$79,963,937
As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
The Investment Company of America — Page 5 of 6

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $170,081,000.
	Settlement date	Counterparty	Contract amount		Unrealized appreciation (depreciation) at 12/31/2016 (000)
			Receive (000)	Deliver (000)
Sales:
Euros	1/10/2017	Barclays Bank PLC	$71,849	€66,546	$1,749
Euros	1/23/2017	Bank of America, N.A.	$27,501	€26,335	(258)
					$1,491
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,“ was $5,879,229,000, which represented 7.35% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[4]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,081,234,000, which represented 1.35% of the net assets of the fund.

Key to abbreviations and symbol
ADR = American Depositary Receipts
€ = Euros
GBP = British pounds
Refer to the fund’s current shareholder report for additional disclosures.
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.
MFGEFPX-004-0217O-S54094	The Investment Company of America — Page 6 of 6

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

The Investment Company of America:

We have audited the accompanying statement of assets and liabilities of The Investment Company of America (the “Fund”), including the summary schedule of investments, as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (collectively, the “financial statements”), the financial highlights for each of the five years in the period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the schedule of investments in securities as of December 31, 2016 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and schedule of investments in securities are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements, financial highlights, and schedule of investments in securities based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and schedule of investments in securities are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and schedule of investments in securities, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and schedule of investments in securities referred to above present fairly, in all material respects, the financial position of The Investment Company of America as of December 31, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Costa Mesa, California

February 9, 2017

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE INVESTMENT COMPANY OF AMERICA

By /s/ James B. Lovelace
James B. Lovelace, Vice Chairman and Principal Executive Officer

Date: February 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ James B. Lovelace
James B. Lovelace, Vice Chairman and Principal Executive Officer

Date: February 28, 2017

By /s/ Brian D. Bullard
Brian D. Bullard, Treasurer and Principal Financial Officer

Date: February 28, 2017